Prospectus Supplement

April 23, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 23, 2021 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2020

Emerging Markets Small Cap Portfolio (the "Fund")

At a meeting held on April 21-22, 2021, the Board of Directors of Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, approved an Agreement and Plan of Reorganization by and between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Institutional Fund, Inc., on behalf of Frontier Markets Portfolio (the "Acquiring Fund," which is to be repositioned as Next Gen Emerging Markets Portfolio), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to the Acquiring Fund and stockholders of the Fund would become stockholders of the Acquiring Fund, receiving shares of the same class of common stock of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior thereto, in liquidation of the Fund (the "Reorganization").

The Reorganization is subject to a number of conditions, including the approval of stockholders of the Fund at a special meeting of stockholders scheduled to be held during the third quarter of 2021, or any postponements or adjournments thereof. Additional information will be included in the combined proxy statement/prospectus that is anticipated to be mailed during the third quarter of 2021 to stockholders of the Fund as of a record date. If approved by stockholders of the Fund, the Reorganization is anticipated to occur during the third quarter of 2021. This supplement is not a solicitation of a proxy.

In anticipation of the Reorganization, the Fund may at times not pursue its investment objective or be managed consistent with its stated policies and strategies as it prepares to reorganize into the Acquiring Fund.

In addition, the Prospectus is hereby amended as follows:

Effective immediately, the following is hereby added as the last row of the table in the section of the Prospectus entitled "Fund Summary—Emerging Markets Small Cap Portfolio—Fund Management—Portfolio Managers":

Name	Title with Adviser	Date Began Managing Fund
Jorge Chirino	Vice President	April 2021

Effective immediately, the section of the Prospectus entitled "Fund Management—Portfolio Management—Emerging Markets Small Cap Portfolio and Frontier Markets Portfolio" is hereby deleted and replaced with the following:

Emerging Markets Small Cap Portfolio and Frontier Markets Portfolio

Each Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team jointly and primarily responsible for the day-to-day management of each Fund are Steven Quattry, Omair Ansari and Jorge Chirino.

Mr. Quattry has been associated with the Adviser in an investment management capacity since 2011. Mr. Ansari has been associated with the Adviser in an investment management capacity since 2016. Prior to joining the Adviser, Mr. Ansari was an equity research analyst in emerging markets at Renaissance Capital from 2013 to 2016. Mr. Chirino has been associated with the Adviser in an investment management capacity since 2007.

Effective May 31, 2021, Omair Ansari will no longer serve as a portfolio manager of the Fund. Accordingly, at such time, all references to Mr. Ansari will be removed from the Fund's Prospectus.

Please retain this supplement for future reference.

  IFIEMSCPROSPT 4/21

Statement of Additional Information Supplement

April 23, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 23, 2021 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2020

Emerging Markets Small Cap Portfolio (the "Fund")

The Statement of Additional Information is hereby amended as follows:

Effective immediately, the following is hereby added as the last row of the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers as of December 31, 2019 (unless otherwise indicated)—Emerging Markets Small Cap":

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Emerging Markets Small Cap
Jorge Chirino**	0	$0	0	$0	0	$0

**  As of December 31, 2020.

Effective immediately, the following is hereby added as the last row of the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers—Emerging Markets Small Cap":

Fund and Portfolio Managers	Fund Holdings
Emerging Markets Small Cap
Jorge Chirino*	None

*  As of December 31, 2020.

Effective May 31, 2021, Omair Ansari will no longer serve as a portfolio manager of the Fund. Accordingly, at such time, all references to Mr. Ansari will be removed from the Fund's Statement of Additional Information.

Please retain this supplement for future reference.